                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (date of earliest event reported)
                               SEPTEMBER 24, 1997

                          HCC INSURANCE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

    State or other            Commission                   IRS Employer
     jurisdiction            File Number:                 Identification
   of incorporation:                                          Number:

       Delaware                 0-20766                   No. 76-0336636


                             13403 Northwest Freeway
                           Houston, Texas  77040-6094
                    (Address of principal executive offices)

                         Registrant's telephone number,
                      including area code - (713) 690-7300



                       ----------------------------------

ITEM 5.   OTHER EVENTS.

     On September 24, 1997, HCC Insurance Holdings, Inc. (the "Registrant") issued a press release announcing that John N. Molbeck would be employed as President of the Registrant, effective January, 1998. Mr. Molbeck is also expected to become a member of the Board of Directors of the Registrant at its next regularly scheduled Board of Directors Meeting. A copy of the press release is attached as Exhibit "A" and is incorporated herein by this reference.

     In addition, in August, 1997 the Board of Directors voted to increase the size of the Board of Directors to 11 members and elected Frank J. Bramanti and Peter B. Smith, Jr. as Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HCC INSURANCE HOLDINGS, INC.


                              -------------------------------------------------
                              (Registrant)


                              /s/ Frank J. Bramanti
                              -------------------------------------------------
                              Frank J. Bramanti, President


Dated:  September 26, 1997